                    INTELLECTUAL PROPERTY SECURITY AGREEMENT

          THIS INTELLECTUAL PROPERTY SECURITY AGREEMENT (together with all amendments, if any, from time to time, this "Intellectual Property Security Agreement"), dated as of July 2, 2002, is made by EACH OF THE GRANTORS LISTED ON THE SIGNATURE PAGES HERETO AND EACH ADDITIONAL PARTY WHICH BECOMES A GRANTOR HERETO PURSUANT TO SECTION 8 HEREOF (collectively, "Grantors" and each, a "Grantor"), in favor of GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, in its capacity as Agent ("Agent") for itself and the lenders from time to time party to the Credit Agreement described below ("Lenders").

                              W I T N E S S E T H:

          WHEREAS, pursuant to that certain Credit Agreement, dated as of the date hereof, by and among Coyne International Enterprises Corp., a New York corporation ("Coyne") and Blue Ridge Textile Manufacturing Inc., a Georgia corporation ("Blue Ridge") (Coyne and Blue Ridge are sometimes collectively referred to herein as the "Borrowers" and individually as a "Borrower"); the other Credit Parties signatory thereto; General Electric Capital Corporation, for itself, as a Lender, and as Agent for Lenders, and the other Lenders signatory thereto from time to time (including all annexes, exhibits and schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the "Credit Agreement"), Lenders have agreed to make Loans and to incur Letter of Credit Obligations on behalf of the Borrowers; and

          WHEREAS, Grantors directly or indirectly benefit from the credit facilities made available to Borrowers under the Credit Agreement and in order to induce Agent and Lenders to enter into the Credit Agreement and other Loan Documents and to induce Lenders to make the Loans and to incur Letter of Credit Obligations as provided for in the Credit Agreement, Grantors desire to grant a continuing Lien on the Intellectual Property Collateral to Agent, for the benefit of Agent and Lenders, to secure all of the Obligations;

          NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1. DEFINED TERMS. All capitalized terms used but not otherwise defined herein have the meanings given to them in Annex A to the Credit Agreement.

          2. GRANT OF SECURITY INTEREST IN INTELLECTUAL PROPERTY COLLATERAL. (a) To secure the prompt and complete payment, performance and observance of all the Obligations (and with respect to each Grantor who is a Borrower, specifically including, without limitation, such Grantor's Obligations arising under the cross guaranty provisions of Section 12 of the Credit Agreement), each Grantor hereby grants, assigns, conveys, mortgages, pledges, hypothecates and transfers to Agent, (i) for itself and the benefit of the holders of A Obligations, a continuing first priority security interest in and Lien upon all of its right, title and interest in, to and under the following and (ii) for the benefit of the holders of B Obligations, a continuing second priority security interest in and lien upon all its rights, title and interest in, to and under the following in each case, whether presently existing or hereafter created or acquired by or arising in favor of such Grantor and whether owned or consigned by or to, or licensed from or to, such Grantor (collectively, the "Intellectual Property Collateral"):

          (i) all of its Patents and Patent Licenses to which it is a party including those referred to on Schedule I hereto;

          (ii) all of its Trademarks and Trademark Licenses to which it is a party including those referred to on Schedule II hereto;

          (iii) all of its Copyrights and Copyright Licenses to which it is a party including those referred to on Schedule III hereto;

          (iv)  all reissues, continuations or extensions of the foregoing;

          (v) all goodwill of the business connected with the use of, and symbolized by, each Patent, each Patent License, each Trademark, each Trademark License, each Copyright and each Copyright License; and

          (vi) all products and proceeds of the foregoing, including, without limitation, any claim by such Grantor against third parties for past, present or future (A) infringement or dilution of any Patent or Patent licensed under any Patent License, (B) injury to the goodwill associated with any Patent or any Patent licensed under any Patent License, (C) infringement or dilution of any Trademark or Trademark licensed under any Trademark License, (D) injury to the goodwill associated with any Trademark or any Trademark licensed under any Trademark License, (E) infringement or dilution of any Copyright or Copyright licensed under any Copyright License, and (F) injury to the goodwill associated with any Copyright or any Copyright licensed under any Copyright License.

                (b) In addition, to secure the prompt and complete payment, performance and observance of the Obligations and in order to induce Agent and Lenders as aforesaid, each Grantor hereby grants to Agent, for itself and the benefit of Lenders, a right of setoff, against the property of such Grantor held by Agent or any Lender, consisting of property described above in Section 2(a) now or hereafter in the possession or custody of or in transit to Agent or any Lender, for any purpose, including safekeeping, collection or pledge, for the account of such Grantor, or as to which such Grantor may have any right or power.

          3. REPRESENTATIONS AND WARRANTIES. Each Grantor jointly and severally represents and warrants that such Grantor does not have any interest in, or title to, any Patent, Trademark or Copyright except as set forth in
Schedule I, Schedule II and Schedule III, respectively, hereto. This Intellectual Property Security Agreement is effective to create a valid and continuing Lien on and, upon the filing hereof with the United States Patent and Trademark Office and the United States Copyright Office and the filing of appropriate financing statements listed on Schedule I to the Security Agreement, perfected security interests in favor of Agent in all of Grantors' Patents, Trademarks and Copyrights and such perfected security interests are enforceable as such as against any and all creditors of, and purchasers from, Grantors. Upon filing of this Intellectual Property Security Agreement with the United States Patent and

Trademark Office and the United States Copyright Office and the filing of appropriate financing statements listed on Schedule I to the Security Agreement, all action necessary or otherwise requested by Agent to protect and perfect Agent's Lien on Grantor's Patents, Trademarks and Copyrights shall have been duly taken.

          4. COVENANTS. Each Grantor jointly and severally covenants and agrees with Agent, for the benefit of Agent and Lenders, that from and after the date of this Intellectual Property Security Agreement and until the Termination
Date:

               (a) Each Grantor shall notify Agent immediately if it knows or has reason to know that any application or registration relating to any Patent, Trademark or Copyright (now or hereafter existing) may become abandoned or dedicated to the public, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court) regarding such Grantor's ownership of any Patent, Trademark or Copyright, its right to register the same, or to keep and maintain the same unless Grantor has elected, and Agent has consented, to abandon any application or registration which Grantor deems to be no longer material to the conduct of its business or operations.

               (b) In no event shall any Grantor, either directly or through any agent, employee, licensee or designee, file an application for the registration of any Patent, Trademark or Copyright with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency without giving Agent prior written notice thereof, and, upon request of Agent, such Grantor shall execute and deliver a supplement hereto (in form and substance satisfactory to Agent) to evidence Agent's, Lien on such Patent, Trademark or Copyright, and the General Intangibles of such Grantor relating thereto or represented thereby.

               (c) Each Grantor shall take all actions necessary or requested by Agent to maintain and pursue each application, to obtain the relevant registration and to maintain the registration of each of the Patents or Trademarks (now or hereafter existing), including the filing of applications for renewal, affidavits of use, affidavits of noncontestability and opposition and interference and cancellation proceedings unless Grantor has elected, and Agent has consented, to abandon any application or registration which Grantor deems to be no longer material to the conduct of its business or operations.

               (d) In the event that any of the Intellectual Property Collateral is infringed upon, or misappropriated or diluted by a third party, each Grantor shall notify Agent promptly after such Grantor learns thereof. Each Grantor shall, unless it shall reasonably determine that such Intellectual Property Collateral is in no way material to the conduct of its business or operations, promptly take such actions to enforce its rights and protect such Intellectual Property Collateral, whether by action, suit, proceeding or otherwise, as Grantor shall deem necessary or appropriate under the circumstances in its reasonable business judgment or as Agent may otherwise request.

          5. SECURITY AGREEMENT. The security interests granted pursuant to this Intellectual Property Security Agreement are granted in conjunction with the security interests granted to Agent pursuant to the Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of Agent with respect to the security interest in the Intellectual Property Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

          6. REINSTATEMENT. This Intellectual Property Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Grantor or Credit Party for liquidation or reorganization, should any Grantor or Credit Party become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of any Grantor's or Credit Party's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

          7. NOTICES. Whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give or serve upon another any such communication with respect to this Intellectual Property Security Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be addressed to the party to be notified at the address set forth in Annex I to the Credit Agreement (or such other address as may be substituted by notice given in the manner required by Section 11.10 of the Credit Agreement), and given in the manner required by Section 11.10 of the Credit Agreement.

          8. ADDITIONAL GRANTORS. The initial Grantors hereunder shall be the Credit Parties signatories hereto on the date hereof. From time to time subsequent to the date hereof, additional Credit Parties may become parties hereto, as additional Grantors (each, an "Additional Grantor"), by executing a counterpart of this Intellectual Property Security Agreement substantially in the form of Exhibit A attached hereto. Upon delivery of any such counterpart to Agent, notice of which is hereby waived by the Grantors, each Additional Grantor shall be a Grantor and shall be as fully a party hereto as if such Additional Grantor were an original signatory hereto. Each Grantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Grantor hereunder nor by any election of Agent not to cause any Credit Party to become an Additional Grantor hereunder. This Intellectual Property Security Agreement shall be fully effective as to any Grantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Grantor hereunder.

          9. TERMINATION OF THIS SECURITY AGREEMENT. Subject to Section 6 hereof, this Intellectual Property Security Agreement shall terminate upon the Termination Date.

          10. NO STRICT CONSTRUCTION. The parties hereto have participated jointly in the negotiation and drafting of this Intellectual Property Security Agreement. In the event an ambiguity or question of intent or interpretation arises, this Intellectual Property Security Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Intellectual Property Security Agreement.

          11. ADVICE OF COUNSEL. Each of the parties represents to each other party hereto that it has discussed this Intellectual Property Security Agreement with its counsel.

          12. INTERCREDITOR AGREEMENTS. The Lenders have agreed, among themselves, that the Lien created in favor of the holders of A Obligations shall be prior and superior to any Lien or other interests created in favor of or held by the holders of the B Obligations in respect of the Collateral, such priority as between the holders of the A Obligations and the holders of the B Obligations, shall give the holders of the A Obligations all the rights, powers and privileges of a first priority secured creditor under the Code, other applicable law and otherwise in respect of the Collateral, with the rights, powers and privileges of holders of the B Obligations in respect of the Collateral being subject to and subordinate to the Lien for the benefit of the holders of the A Obligations. The application and receipt of Proceeds of Collateral are subject to the provisions of Section 1.18 of the Credit Agreement. The Lien priorities provided herein and in the Collateral Documents shall not be altered or otherwise affected by any modification, renewal, restatement, extension or refinancing of any Obligations. The Lenders acknowledge and consent to the granting of the Liens on the Collateral as provided for herein and shall not (and hereby waive any right to) contest in any proceeding the validity, priority or enforceability of the Lien on the Collateral of the holders of A Obligations. The provisions of this Section 12 and the rights and benefits hereof shall inure solely to the benefit of the Lenders and their respective successors and permitted assigns and no other Person (including, without limitation, the Credit Parties) shall have or be entitled to assert rights or benefits under this Section 12.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, each Grantor has caused this Intellectual Property Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.


                                    COYNE INTERNATIONAL ENTERPRISES, CORP.

                                    By:_________________________________________
                                    Name:
                                    Title:


                                    BLUE RIDGE TEXTILE MANUFACTURING, INC.


                                    By:_________________________________________
                                    Name:
                                    Title:


                                    OHIO GARMENT RENTAL, INC.


                                    By:_________________________________________
                                    Name:
                                    Title:


                                    GENERAL ELECTRIC CAPITAL CORPORATION,
                                    as Agent


                                    By:_________________________________________
                                    Name:
                                    Its: Duly Authorized Signatory

ACKNOWLEDGMENT OF GRANTORS

STATE OF ___________     )
                         )    ss.
COUNTY OF __________     )

     On this __ day of ___________, 2002 before me personally appeared ______________________, proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of COYNE INTERNATIONAL ENTERPRISES CORP., who being by me duly sworn did depose and say that he is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation as authorized by its Board of Directors and that he acknowledged said instrument to be the free act and deed of said corporation.

                                  _________________________
                                  Notary Public

{seal}

STATE OF ____________      )
                           )  ss.
COUNTY OF ___________      )

     On this __ day of ____________, 2002 before me personally appeared ______________________, proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of BLUE RIDGE TEXTILE MANUFACTURING INC., who being by me duly sworn did depose and say that he is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation as authorized by Board of Directors and that he acknowledged said instrument to be the free act and deed of said corporation.

                                  _______________________________
                                  Notary Public

{seal}

STATE OF ____________      )
                           )  ss.
COUNTY OF __________       )

     On this __ day of ______________, 2002 before me personally appeared ______________________, proved to me on the basis of satisfactory evidence to be the Person who executed the foregoing instrument on behalf of OHIO GARMENT RENTAL, INC., who being by me duly sworn did depose and say that he is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation as authorized by Board of Directors and that he acknowledged said instrument to be the free act and deed of said corporation.

                                  ____________________________________
                                  Notary Public

{seal}

                                   SCHEDULE I
                                       to
                    INTELLECTUAL PROPERTY SECURITY AGREEMENT

I.   PATENT REGISTRATIONS

     Grantor                    Patent          Reg. No.              Date
     -------                    ------          --------              ----

II.  PATENT APPLICATIONS

     Grantor                    Patent       Application No.          Date
     -------                    ------       ---------------          ----

III. PATENT LICENSES

     Grantor           Name of Agreement Date of Agreement            Parties
     -------           ----------------- -----------------            -------

                                   SCHEDULE II
                                       to
                    INTELLECTUAL PROPERTY SECURITY AGREEMENT

I.   TRADEMARK  REGISTRATIONS

     Grantor           Mark                 Reg. No.                  Date
     -------           ----                 --------                  ----

II.  TRADEMARK APPLICATIONS

     Grantor           Mark                 Application No.           Date
     -------           ----                 ---------------           ----

III. TRADEMARK LICENSES

     Grantor           Name of Agreement   Date of Agreement          Parties
     -------           -----------------   -----------------          -------

                                  SCHEDULE III
                                       to
                    INTELLECTUAL PROPERTY SECURITY AGREEMENT

I.   COPYRIGHT  REGISTRATIONS

     Grantor           Copyright                 Reg. No.             Date
     -------           ---------                 --------             ----

II.  COPYRIGHT APPLICATIONS

     Grantor           Copyright                 Application No.      Date
     -------           ---------                 ---------------      ----

III. COPYRIGHT LICENSES

     Grantor           Name of Agreement         Date of Agreement    Parties
     -------           -----------------         -----------------    -------

                                    EXHIBIT A

                           COUNTERPART TO INTELLECTUAL
                           PROPERTY SECURITY AGREEMENT

     This counterpart, dated _________, [200__], is delivered pursuant to
Section 8 of that certain Intellectual Property Security Agreement dated as of [__________ ___], 2002 (as from time to time amended, modified or supplemented, the "IP Security Agreement"; the terms defined therein and not otherwise defined herein being used as therein defined), between Coyne International Enterprises Corp., Blue Ridge Textile Manufacturing Inc., Ohio Garment Rental, Inc., each a Grantor and General Electric Capital Corporation, as Agent. The undersigned hereby agrees (i) that this counterpart may be attached to the IP Security Agreement, and (ii) that the undersigned will comply with and be subject to, including representations and warranties, all the terms and conditions of the IP Security Agreement as if it were an original signatory thereto.

                                    [NAME OF ADDITIONAL GRANTOR]


                                    By:______________________________
                                    Name:
                                    Title: